UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2015

SS&C Technologies Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34675	71-0987913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Lamberton Road

Windsor, CT 06095

(Address and zip code of principal executive offices)

(860) 298-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 24, 2015, SS&C Technologies Holdings, Inc. (“SS&C” or the “Company”) announced that it intends to offer through a private placement up to $500 million aggregate principal amount of senior notes due 2023 (the “Notes”). The offering is subject to market and other conditions. A copy of the press release announcing the offering is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Notes will be offered in the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and, outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. The Notes will not be registered under the Securities Act. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company intends to use the net proceeds of the notes offering, together with the proceeds from certain other financing transactions, to finance its pending acquisition of Advent Software, Inc. (“Advent”). As previously disclosed in its Current Report on Form 8-K filed on February 3, 2015, on February 2, 2015, the Company entered into an Agreement and Plan of Merger among SS&C, Arbor Acquisition Company, Inc., a wholly-owned subsidiary of SS&C, and Advent.

This Current Report on Form 8-K contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, SS&C’s ability to complete the offering, the Company’s anticipated use of proceeds from the offering, and our ability to consummate the Advent Acquisition. Management cautions that any or all of SS&C’s forward-looking statements may turn out to be wrong. Please read the risk factors set forth in SS&C’s annual and quarterly reports filed under the Securities Exchange Act of 1934, including its 2014 Form 10-K and first quarter 2015 Form 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and SS&C generally. The Company’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of the Company’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, SS&C disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Exhibit Number	Description

99.1	Press Release issued by SS&C Technologies Holdings, Inc. dated June 24, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SS&C Technologies Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2015

SS&C TECHNOLOGIES HOLDINGS, INC.

By:	/s/ Patrick J. Pedonti
Name: Patrick J. Pedonti
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by SS&C Technologies Holdings, Inc. dated June 24, 2015